Exhibit 1

                      TRANSACTIONS IN SHARES OF THE COMPANY
                            DURING THE PAST 60 DAYS


         The Reporting Persons engaged in the following transactions in Shares of the Company during the past 60 days. All transactions involved purchases of Shares on the New York Stock Exchange, unless marked (T) in the second column to indicate a purchase in the Third Market.


Reporting Person with Direct        Denotes     Date of     Number of
Beneficial Ownership                Third Party Transaction Shares
Relational Investors, L.P.                      5/15/98     15,485
Relational Partners, L.P.                       5/15/98     2,407
Relational Fund Partners, L.P.                  5/15/98     1,272
Relational Coast Partners, L.P.                 5/15/98     524
David H. Batchelder Trust                       5/15/98     312
Relational Investors, L.P.                      5/18/98     25,705
Relational Partners, L.P.                       5/18/98     3,996
Relational Fund Partners, L.P.                  5/18/98     2,112
Relational Coast Partners, L.P.                 5/18/98     869
David H. Batchelder Trust                       5/18/98     518
Relational Investors, L.P.                      5/19/98     21,600
Relational Partners, L.P.                       5/19/98     3,358
Relational Fund Partners, L.P.                  5/19/98     1,775
Relational Coast Partners, L.P.                 5/19/98     731
David H. Batchelder Trust                       5/19/98     436
Relational Investors, L.P.                      5/20/98     38,713
Relational Partners, L.P.                       5/20/98     6,017
Relational Fund Partners, L.P.                  5/20/98     3,180
Relational Coast Partners, L.P.                 5/20/98     1,309
David H. Batchelder Trust                       5/20/98     781
Relational Investors, L.P.                      5/21/98     30,970
Relational Partners, L.P.                       5/21/98     4,814
Relational Fund Partners, L.P.                  5/21/98     2,544
Relational Coast Partners, L.P.                 5/21/98     1,047
David H. Batchelder Trust                       5/21/98     625
Relational Investors, L.P.                      5/22/98     13,317
Relational Partners, L.P.                       5/22/98     2,070
Relational Fund Partners, L.P.                  5/22/98     1,094
Relational Coast Partners, L.P.                 5/22/98     450
David H. Batchelder Trust                       5/22/98     269
Relational Investors, L.P.                      5/27/98     19,124
Relational Partners, L.P.                       5/27/98     1,727
Relational Fund Partners, L.P.                  5/27/98     2,723
Relational Coast Partners, L.P.                 5/27/98     784
David H. Batchelder Trust                       5/27/98     642
Relational Investors, L.P.                      6/1/98      535
Relational Partners, L.P.                       6/1/98      48
Relational Fund Partners, L.P.                  6/1/98      76
Relational Coast Partners, L.P.                 6/1/98      22
David H. Batchelder Trust                       6/1/98      19
Relational Investors, L.P.                      6/2/98      6,808
Relational Partners, L.P.                       6/2/98      615
Relational Fund Partners, L.P.                  6/2/98      969
Relational Coast Partners, L.P.                 6/2/98      279
David H. Batchelder Trust                       6/2/98      229
Relational Investors, L.P.                      6/4/98      12,316
Relational Partners, L.P.                       6/4/98      1,112
Relational Fund Partners, L.P.                  6/4/98      1,753
Relational Coast Partners, L.P.                 6/4/98      505
David H. Batchelder Trust                       6/4/98      414
Relational Investors, L.P.                      6/8/98      7,650
Relational Partners, L.P.                       6/8/98      691
Relational Fund Partners, L.P.                  6/8/98      1,089
Relational Coast Partners, L.P.                 6/8/98      314
David H. Batchelder Trust                       6/8/98      256
Relational Investors, L.P.                      6/24/98     6,194
Relational Partners, L.P.                       6/24/98     963
Relational Fund Partners, L.P.                  6/24/98     509
Relational Coast Partners, L.P.                 6/24/98     209
David H. Batchelder Trust                       6/24/98     125
Relational Investors, L.P.                      6/25/98     1,549
Relational Partners, L.P.                       6/25/98     241
Relational Fund Partners, L.P.                  6/25/98     127
Relational Coast Partners, L.P.                 6/25/98     52
David H. Batchelder Trust                       6/25/98     31
Relational Investors, L.P.                      7/7/98      21,219
Relational Partners, L.P.                       7/7/98      2,306
Relational Fund Partners, L.P.                  7/7/98      1,029
Relational Coast Partners, L.P.                 7/7/98      248
David H. Batchelder Trust                       7/7/98      198
Relational Investors, L.P.                      7/8/98      6,281
Relational Partners, L.P.                       7/8/98      682
Relational Fund Partners, L.P.                  7/8/98      305
Relational Coast Partners, L.P.                 7/8/98      73
David H. Batchelder Trust                       7/8/98      59
Relational Investors, L.P.                      7/9/98      10,185
Relational Partners, L.P.                       7/9/98      1,107
Relational Fund Partners, L.P.                  7/9/98      494
Relational Coast Partners, L.P.                 7/9/98      119
David H. Batchelder Trust                       7/9/98      95
Relational Investors, L.P.                      7/13/98     25,463
Relational Partners, L.P.                       7/13/98     2,767
Relational Fund Partners, L.P.                  7/13/98     1,235
Relational Coast Partners, L.P.                 7/13/98     298
David H. Batchelder Trust                       7/13/98     237
Relational Investors, L.P.                      7/14/98     21,219
Relational Partners, L.P.                       7/14/98     2,306
Relational Fund Partners, L.P.                  7/14/98     1,029
Relational Coast Partners, L.P.                 7/14/98     248
David H. Batchelder Trust                       7/14/98     198
Relational Investors, L.P.                      7/15/98     16,975
Relational Partners, L.P.                       7/15/98     1,845
Relational Fund Partners, L.P.                  7/15/98     823
Relational Coast Partners, L.P.                 7/15/98     199
David H. Batchelder Trust                       7/15/98     158
Relational Investors, L.P.                      7/16/98     12,731
Relational Partners, L.P.                       7/16/98     1,383
Relational Fund Partners, L.P.                  7/16/98     618
Relational Coast Partners, L.P.                 7/16/98     149
David H. Batchelder Trust                       7/16/98     119
